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                                                                   EXHIBIT 10.70

                                  LAND REGISTRY

COUNTY DUBLIN                                                       FOLIO 75165L

[GRAPHIC]

This LEASE made the 11th day of March One thousand nine hundred ninety six BETWEEN FRIENDS PROVIDENT LIFE ASSURANCE COMPANY LIMITED having its registered office at Friends Provident House, 29/30, [ILLEGIBLE] Road, Dublin 2 (hereinafter called "the Landlord") of the first part AND PRINTING RESOURCES LIMITED having its registered office at White Heather [ILLEGIBLE] Estate, South Circular Road, Dublin 8 (hereinafter called "the Tenant") of the second part AND TINSLEY ROBOR PLC having its registered office at Drayton House, Drayton, Chichester West Sussex PO2O 6FW England (hereinafter called "the Surety") of the third part.

WITNESSETH as follows:

1.    IN THIS LEASE where the context so admits

(A)   the following expressions shall have the following meanings:

      (1) "Act" means any Act of the Oireachtas now or hereafter to be passed and references to any Act include references to any statutory modification or re-enactment thereof for the time being in force and any order instrument regulation or byelaw made or issued thereunder

      (2)   "approved" "authorised" and "allocated" mean as the case may be


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            in any year

      (21) "Review Date" "Market Rent" "Chairman" "Surveyor" "agree or agreed" "Assumed Matters" "Disregarded Matters" have the meaning given to them in the Third Schedule

      (22) "Sub-Station Site" means the site on the ground floor of the premises shown outlined and hatched in blue on Plans No. I and II and are more particularly described on Plan No. III and thereon outlined in blue.

      (23) "Superior Lease" means the Lease dated 19th May 1989 between Drumlee Estates Limited of the one part and the Landlord of the other part

      (24) "Superior Landlord" includes the person or persons for the time being entitled to the reversion immediately expectant on the determination of the Superior Lease

      (25)  "Tenant" includes the successors in title and assigns of the Tenant

      (26)  "Term" means the term hereby granted

      (27)  "underlease" and "sub-underlease" include an agreement for


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Tenant Together with the rights granted in Part I of the Second Schedule but
Reserving to the Landlord and subject to the rights set out in Part II of the Second Schedule and subject to all rights and easements (if any) enjoyed by any adjoining or neighbouring property over or in respect of the Premises To Hold the same for the term of twenty years and seven days from and including 1st day of January 1996 to and including 7th day of January 2016 (determinable as herein provided) Yielding and Paying during the Term the following Rents namely:

(1) Until 31st day of December 2001 the yearly rent of One Hundred and Forty One Thousand Pounds ((pound)141,000) and thereafter the yearly rent payable under the Third Schedule hereof such rent to be paid without any deduction (except as required by any Act) by four equal quarterly payments in advance on the Quarter Days the first payment (for the period beginning on 1st day of January 1996 and ending 31st day of March 1996) to be made on or before the date hereof and

(2) A yearly rent equal to the sum or sums paid or expended by the Landlord in performance of the Landlord's covenant for insurance in Clause 4(2) such yearly rent to be paid on demand

3.    THE TENANT hereby covenants with the Landlord:

(1)   To pay the Rents at the times and in manner aforesaid without any


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      deduction (except as aforesaid) and if so required by bankers standing order.

(2)   (A)   To defray (or in the absence of direct assessment on the Premises to pay to the Landlord a fair proportion of) all existing and future rates taxes assessments charges and outgoings payable in respect of the Premises or any part thereof by any estate owner landlord tenant or occupier thereof.

      (B) If before the termination of the Term the Tenant or any undertenant or occupier of the Premises or any part thereof shall cease to occupy the same or to use the same for the purpose for which the same was constructed or has been adapted and the Landlord shall pay any rates or surcharge additional to rates to pay to the Landlord a sum equal to the amount of such payments attributable to such cessation of occupation or use.

      (C) To pay and keep the Landlord indemnified against all VAT which may from time to time be charged on the Rents or any other monies payable by the Tenant under this Lease and to pay and keep the Landlord indemnified against all VAT charged on the granting of this Lease.

(3)   To pay to the suppliers thereof all charges for gas electricity telephone


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      (C)   To enter into agreements with the manufacturers or with approved maintenance contractors for the regular inspection and servicing of all apparatus plant and machinery serving any heating system in the Premises.

(5)   (A)   In every third year of the Term and in the last year of the Term in a proper and workmanlike manner to clean all the outside surfaces of the Premises and thereafter prepare and paint all outside surfaces usually painted with three coats of paint of an approved colour and quality.

      (B) In every fifth year of the Term and in the last three months of the last year of the Term in a proper and workmanlike manner to prepare and paint all inside surfaces of the Premises usually painted with two coats of best quality paint and to strip and repaper all inside surfaces usually papered and to restore all other inside surfaces to their proper condition and appearance.

      (C) In complying with this covenant in the last three months of the last year of the Term to use only materials of an approved colour quality and finish and to ensure that any part of the Premises so painted and decorated shall not thereafter be damaged.

      (D)   To keep the Landscaped Area at all times in a neat and tidy


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            condition and without prejudice to the generality of the foregoing to cut the grass during the growing season at least once every week and to keep the same properly treated against weeds and to keep the flower beds properly planted and weeded and to keep all trees and shrubs properly pruned and to replace the same if ever they shall be blown down or die.

(6) To permit the Landlord and/or the Superior Landlord and any authorised person at all reasonable times upon previous notice to enter and inspect the Premises.

(7)   (A)   Forthwith to comply with any notice given by the Landlord requiring the Tenant to remedy any breach of the Tenant's covenants found upon any such inspection.

      (B) If the Tenant shall not within a reasonable time comply with any such notice to permit the Landlord and any authorised person to enter the Premises to remedy any such breach.

      (C) To pay to the Landlord on demand all the costs and expenses incurred by the Landlord under the provisions of this sub-clause.

(8)   To clean the windows in the Premises at least once in every month.


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(9)   At the expiration or sooner determination of the Term:

      (A) to yield up the Premises (tenant's or trade fixtures only excepted) in good and substantial repair and condition and fully in accordance with the foregoing Tenant's covenants.

      (B) to make good any damage caused to the Premises by the removal of the Tenant's fixtures fittings furniture and effects and by the reinstatement of the Premises pursuant to any covenant with the Landlord.

(10) To reimburse to the Landlord all expenditure reasonably incurred by the Landlord after the termination of the Term in repairing painting and decorating the Premises so as to put them into the condition required by the foregoing Tenant's covenants.

(11) To pay a fair proportion (to be conclusively determined by the Landlord's Surveyor (save in the case of manifest error)) of the expenses incurred in respect of any repairing rebuilding renewing maintaining cleansing and (where necessary) lighting any party walls fences Conducting Media passageways entrances ways roads pavements and other things the use of which is common to the Premises and to other property together with the cost of managing agents and/or the reasonable cost (not exceeding ten per centum of the amount of the said expenses) of management by


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      the Landlord.

(12) To permit the Landlord and/or the Superior Landlord and any authorised person at all reasonable times upon prior notice save in cases of emergency to enter the Premises to repair renew cleanse or alter any adjoining or neighbouring property.

(13)  (A)   Not without the consent of the Landlord to erect any partitioning within the Premises PROVIDED ALWAYS that the Tenant shall be entitled to erect stud partitioning or demountable office partitioning within the ancillary office area subject to such partitioning complying with all Local Authority Statutory and Fire
            Officer requirements and subject also to the requirement of the Landlord to remove any such partitioning if requested so do to at the expiration or sooner determination of the Term.

      (B) Save as permitted pursuant to (A) above not to erect or permit or suffer to be erected any other building structure Conducting Media mast or post upon the Premises nor to make or permit or suffer to be made any alteration therein or addition thereto nor to commit or permit or suffer any waste spoil or destruction in or upon the Premises nor to cut injure or remove or suffer to be cut injured or removed any of the roofs walls (whether outside or inside) floors joists timbers Conducting Media drains appurtenances or fixtures


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            thereof.

(14) Not to affix or display or permit or suffer to be affixed or displayed upon any part of the exterior of the Premises or to or through any window thereof any placard poster notice advertisement name or sign whatsoever PROVIDED ALWAYS that the Tenant may with the consent of the Landlord and subject to the Tenant complying with the Planning Acts exhibit the Tenants name and business upon or near to the main entrance doorway of the Premises and in such other reasonable places as the Landlord shall agree.

(15) Within seven days of the receipt by the Tenant of any notice order requisition direction or plan given made or issued to or by a competent authority affecting the Premises or the occupation or user thereof to supply a copy thereof to the Landlord and to make or join in making such objections or representations against or in respect thereof as the Landlord may reasonably require.

(16)  (A)   To comply in every respect with the provisions of any Act or the requirements of any competent authority in respect of the Premises or any part thereof or in respect of the occupation or user thereof and to indemnify the Landlord against all claims demands expenses and liability in respect thereof and to pay all costs charges and expenses incurred by the Landlord in connection with any such


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            provision or requirement

      (B) Without prejudice to the generality of the preceding sub-clause (A) to install in the Premises and thereafter repair maintain and keep in good working order if necessary renewed from time to time such fire extinguishers and other equipment as may be required by the appropriate Fire Authority.

(17) Without prejudice to the generality of the last preceding sub-clause (16) in relation to the Planning Acts not without the consent of the Landlord

      (A) to make any application for planning permission in respect of the Premises or any part thereof whether in respect of the carrying out of any operations works acts or things or the user of the Premises or any part thereof

      (B) to carry out any operations works acts or things in the Premises or any part thereof or make any change of use of the same for which planning permission needs to be obtained

      (C) to make any agreement or arrangement as to the user of the Premises with the local planning authority.

(18)  Not to use or permit or suffer to be used the Premises or any part thereof


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      for any purpose other than the Permitted User.

(19)  (A)   Not to store or bring upon the Premises any materials or liquid of a specially combustible inflammable explosive dangerous or offensive nature and to procure that the storage and use of all materials or liquids (a) shall at all times conform to any restrictions or conditions imposed by statute or by regulations made thereunder and
            (b) shall not take place without the Tenant first ascertaining and complying with the requirements of the insurers of the Premises.

      (B) Not to do any act or thing whereby any insurance effected on the Premises or any neighbouring property may be rendered void or voidable or the rate of premium thereon may be increased and to comply with all recommendations of the insurers as to fire precautions relating to the Premises.

      (C) Not to do on the Premises any act or thing whatsoever which may or tend to the nuisance annoyance inconvenience damage or disturbance of the Superior Landlord the Landlord or its/their tenants or the owners or occupiers of any adjoining or neighbouring property.

      (D)   Not to use the Premises for any illegal or immoral purposes or for


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            the production sale distribution hire or storage of pornographic material.

      (E) Not to use the Premises for the sale of excisable or intoxicating liquors or for the purpose of a club wherein alcoholic liquors are supplied or consumed or for gambling or for the purpose of any betting transaction within the meaning of the Gaming and Lotteries Act 1956/1979 with or between persons resorting to the Premises or for any purpose connected with betting or gambling or football or other pools.

      (F)   Not to use the Premises for residential purposes.

      (G) Not to hold in the Premises any sale by auction public exhibition or political meeting.

      (H) Not to bring into or upon the Premises or do anything which might throw on the Premises any load or weight in excess of that which the Premises are designed or constructed to bear with due margin for safety nor to cause any undue vibration to the Premises by machinery or otherwise.

      (I) Not to suspend from any of the roof trusses or use the roof or roof trusses of the building or buildings for the time being comprised in


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            the Premises for the storage of goods or to place or permit any person or persons to enter thereon save with a view to the execution of necessary repairs and then only in such manner as to subject the roof and roof trusses to the least possible strain.

      (J) Not to install set up or in any way affix or permit to be installed set up or affixed in or upon the Premises in any manner whatsoever any engine machinery or mechanical devise or plant other than the machinery normally operated in respect of the Permitted User.

      (K) Not to allow to pass into the sewers drains or watercourses serving the Premises any noxious or deleterious effluent or other substance which will cause an obstruction or deposit in or injure the said sewers drains or watercourses.

      (L) Not to block up or interfere with any ventilating or heating louvres wherever situate.

      (M) Not to keep or allow to accumulate on or outside the buildings which comprise or form part of the Premises any rubbish or refuse of any kind but to remove the same as often as practicable but not less often than once in every week provided that all perishables are removed daily.


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      (N)   Not to permit any vehicles to remain for an unreasonable time nor any packing cases goods or materials to be unpacked or deposited outside the buildings which comprise or form part of the Premises or otherwise cause obstruction or annoyance to the Landlord or to the tenants or occupiers of any adjoining or neighbouring premises.

      (0) Not to park or permit to be parked any trucks or to store or permit to be stored or display or permit to be displayed any goods or materials in that area of the Premises situate between the buildings constructed on the Premises and the Public Road.

      (P) Not to allow the electricity supply to the Premises to become overloaded.

      (Q) Not to use the Premises as agricultural land or an agricultural holding within the meaning of these words as used in the Land Purchase Acts or the Land Acts.

      (R) Not to carry on or permit to be carried on upon the Premises any offensive noisy or dangerous business manufacture or occupation

PROVIDED that it shall be a breach of this sub-clause for the Tenant to permit or suffer any act expressly prohibited in this sub-clause and any reference to "the Premises" in this Clause includes a reference to any part


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      (D)   Not to underlet the whole of the Premises without the consent of the
            Landlord Provided that:

            (i) the rent to be reserved by the Tenant shall not be less then the Rents for the time being payable by the Tenant under this Lease and shall be the best rent obtainable without taking a fine or premium, and

            (ii) any underlease shall contain an absolute prohibition against charging or assigning part of the Premises parting with possession or sharing occupation of the Premises or part thereof or sub-underletting the whole or part of the Premises

      (E) To incorporate or procure the incorporation in every permitted mediate or immediate underlease of such provisions as are necessary to ensure that any such underlease is in all respects consistent with the provisions of this Lease and that the rent thereunder is reviewed on the dates provided for review of rent hereunder and that (subject to Clause 3(20)(D) above) any further dealing with the premises thereby demised shall be subject to the consent of the Landlord.

      (F) Not upon a review of the rent reserved by any such underlease to agree the amount of any such reviewed rent without the consent of the Landlord.


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      (G)   Not to effect any transaction which this sub-clause (20) allows subject to the consent of the Landlord more than one calendar month after the date of the consent unless it shall otherwise provide.

(21) Within one month after any assignment underlease assignment of underlease mortgage charge transfer disposition or devolution of the Premises or any part thereof or any devolution in the estate of the Tenant therein or of this Lease and every surrender of any derivative mediate or immediate estate in the Premises or part thereof or any devolution of such estate to give notice thereof in duplicate to the Landlord's solicitors and to produce to them the original or a certified copy of the instrument or instruments (including any relevant probate letters of administration or assent) and also to deliver to the same solicitors for retention by the Landlord a copy thereof and to pay to the same solicitors for the registration of such transaction a reasonable fee (but not less than (pound)100).

(22) Within one month after any written request by the Landlord to notify the Landlord in writing:

      (A) Whether the Tenant occupies the Premises wholly or in part and if so for what purpose each part of the Premises is occupied, and

      (B)   Whether the Tenant has a sub-tenant and if so then:

            (i)   the description of the sub-let premises


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            (ii)  for what purpose the sub-let premises are occupied

            (iii) if the subtenancy is for a fixed term what is the term and if terminable by notice by what notice it can be terminated

            (iv)  the rent payable under the subtenancy

            (v)   the full name of the subtenant

            (vi) whether to the best of the Tenant's knowledge and belief the subtenant is in occupation of the premises sublet to him or any part of them and if not what is the subtenant's address, and Provided that the Landlord shall not be entitled to make such a request more often than once in any period of twelve months.

(23) Upon making an application for any consent which is required under this Lease and as a condition precedent to the validity of such application to disclose to the Landlord such information as the Landlord may reasonably require.

(24)  (A)   Not to give to any third party any acknowledgment that the Tenant enjoys the access of light or air to any of the windows or openings in the Premises by the consent of such third party nor to pay any sum of money to or enter into any agreement with such third party for the purpose of inducing or binding him to abstain from obstructing the access of light or air to any such windows or


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            openings And in the event of any such third party doing or threatening to do anything which obstructs or would obstruct such access of light or air to notify the same forthwith to the Landlord on the same coming to the knowledge of the Tenant.

      (B) To take all reasonable steps to prevent and not to suffer any encroachment upon the Premises or the acquisition of any right to light or air passage drainage or other easement over upon or under the Premises and forthwith on the same coming to the knowledge of the Tenant to give notice in writing to the Landlord of any threatened encroachment or attempt to acquire any such easement.

      (C) To use its best endeavours to prevent any easement or right at any time belonging to or used with the Premises from being obstructed or lost.

(25)  (A)   In the event of the Premises being destroyed or damaged to give notice thereof immediately to the Landlord stating (if possible) the cause of such destruction or damage.

      (B) In the event of the Premises or any part thereof being destroyed or damaged from or by any of the insured Risks and of the Landlord being unable to recover the whole or part of the insurance money in respect of the same by reason solely or in part of any act


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            omission neglect or default of the Tenant its servants agents or licensees or any sub-tenant its servants agents or licensees then and in every such case the Tenant shall forthwith pay to the Landlord the whole or (as the case may require) a fair proportion of the cost of rebuilding and reinstating the Premises and any other premises in respect of which the Landlord's insurance shall be vitiated by the said act omission neglect or default.

      (C) To give notice to the Landlord forthwith of any defect in the Premises of which the Tenant is aware.

(26)  (A)   To indemnify the Landlord against all costs and expenses including professional fees properly incurred by the Landlord in connection with all and every loss and damage whatsoever incurred or sustained by the Landlord as a consequence of every breach of the covenants by the Tenant set out herein or implied PROVIDED that such indemnity shall extend to and cover all costs and expenses incurred by the Landlord in connection with any steps which the Landlord may (at its absolute discretion but without being in any way obliged so to do) take to remedy any such breach and be without prejudice to any rights or remedies of the Landlord in respect of any such breach.

      (B) To indemnify the Landlord against all actions claims liabilities costs


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            and expenses alleged or demanded by the owners or occupiers of any adjoining or neighbouring property or other parties arising through the use or occupation of the Premises the existence of any article in or upon the Premises or the execution or omission of any works upon the Premises except insofar as the same may be due solely to the Landlord's own act or default or the act or default of the Landlord's employees or agents.

(27) To permit the Landlord during the Term to affix and retain without interference upon any suitable and conspicuous part of the Premises (but not so as materially to affect the access of light and air to the Premises) a notice for reletting the same (if the termination of the Term is a prospective possibility) or selling the Landlord's interest in the Premises and to permit persons with written authority of the Landlord or the Landlord's agents at reasonable times of the day to view the Premises.

(28) To pay to the Landlord on demand all costs charges and expenses (including legal and surveyors' fees and costs) of and incidental to:

      (A) every application made by the Tenant for the Landlord's consent or approval whether the same be granted or refused or proffered subject to any lawful qualification or condition or whether the application be withdrawn.


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      (B)   the preparation and service of notices under the terms hereof
            (whether during at the end of or after the expiry of the Term) and any notices or proceedings under Section 14 of the Conveyancing Act 1881 notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court.

      (C) any schedule relating to wants of repair to the Premises whether served during or after the termination of the Term.

      (D)   the stamp duty payable on this Lease and the Counterpart thereof.

(29) If any sum payable by the Tenant to the Landlord under this Lease shall not be paid on the same becoming due to pay to the Landlord interest thereon at the rate of three per cent. above Base Rate from time to time calculated on a day to day basis from the date of the same becoming due down to the date of payment and the aggregate amount for the time being so payable shall at the option of the Landlord be recoverable by action or as rent in arrear.

(30) To do such things and execute such documents as may be necessary for the purposes of the grant of a Lease to the ESB for any sub-station to be erected within the Premises and to allow the ESB its servants and agents at reasonable times to enter upon the Premises for the purposes of inspecting maintaining and repairing all electrical installations.


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4.    THE LANDLORD covenants with the Tenant:

(1) That the Tenant paying the Rents and performing and observing the covenants and stipulations on the part of the Tenant herein shall peaceably hold and enjoy the Premises during the Term without any interruption by the Landlord or any person rightfully claiming under or in trust for the Landlord.

(2) To insure the Premises and (unless such insurance shall become void or payment of the insurance monies shall be refused wholly or in part by reason of any act omission neglect or default by or on the part of the Tenant its servants agents or licensees or any subtenant its servants agents or licensees) keep the same insured against:

      (A) loss or damage by the Insured Risks in such amount (determined by the Landlord from time to time) as the Landlord shall in its absolute discretion from time to time deem sufficient to cover the full amount of the costs (including reasonable provision for escalation of such costs between the date of destruction or damage and the date of rebuilding or reinstating the Premises and including all applicable VAT) of completely rebuilding or reinstating the Premises or in such higher amount as the Tenant shall by notice to the Landlord from time to time specify.


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      (B)   professional fees on such amount assessed according to the scales or other method for the time being adopted by the Royal Institute of the Architects of Ireland and the Society of Chartered Surveyors in the Republic of Ireland and other professional fees the cost of site clearance (including demolition and debris removal) and all other fees and payments of whatever nature necessary or in contemplation in respect of the effecting of the said rebuilding or re-instatement of the Premises including VAT on all or any part thereof including all planning fees payable on any planning application and all stamp duties exigible on any Building or like Contract entered into relative to such rebuilding or re-instatement and three years rent of the Premises at the rate for the time being payable or prospectively payable.

(3) (Unless as aforesaid) to apply all such monies (except monies received in respect of loss or damage of or to such adjoining or neighbouring premises or fixtures and fittings therein or thereon or liability to third parties or loss of rent) as the Landlord may receive under or by virtue of such insurance in rebuilding or reinstating the Premises or such parts thereof as may have been damaged or destroyed as expeditiously as possible (subject always to the Landlord being able to obtain all such approvals consents licences permits and permissions and all such materials and labour as may be necessary for such rebuilding and reinstatement) and (unless as aforesaid) to make up any shortfall in


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      insurance monies from the Landlords own funds.

(4) On all reasonable occasions when so requested by the Tenant to give or procure that there be given to the Tenant at the Tenant's expense full details of the insurance or insurances so effected by the Landlord and a copy of the policy or policies and full details of the premium or premiums payable therefor and evidence of payment of such premiums.

5.    PROVIDED as follows:

(1)   If:

      (A) the Rents or any part thereof shall be in arrear for 14 days next after becoming payable (whether formally demanded or not) or

      (B) there shall be any breach non-performance or non-observance of any of the Tenant's covenants or

      (C) the Tenant (being an individual) shall become bankrupt or (being a company) shall enter into liquidation whether compulsory or voluntary (save for the purpose of amalgamation or reconstruction of a solvent company) or shall cease for any reason to be registered with the Registrar of Companies or have a receiver or examiner appointed over the whole or any part of its undertaking or


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      (D)   the Tenant shall enter into any composition or scheme of arrangement for the benefit of the Tenant's creditors or shall suffer any distress or execution to be levied on the Tenant's goods.

            It shall be lawful for the Landlord at any time thereafter to re-enter the Premises or any part thereof in the name of the whole and thereupon the Term shall absolutely determine but without prejudice to any rights of action of the Landlord or the Tenant in respect of any antecedent breach by the other of any of the covenants herein

(2) if any part of the Rents shall be in arrear for fourteen days whether legally demanded or not:

      (A) It shall be lawful for the Landlord to enter into and upon the Premises or any part thereof and distrain and to dispose of the distress there found in due course of law and to apply the produce thereof in or towards payment of the Rents and all costs charges and expenses occasioned by the non-payment thereof and the Landlord's power to distrain upon the Premises for rent in arrear shall extend to and include any tenant's fixtures or fittings not otherwise by law distrainable which may from time to time be on the Premises and

      (B) If the said Rents shall be paid only after the Landlord or the Landlord's Solicitors have instructed or caused distress to be levied therefor then the Tenant shall pay to the Landlord on demand the Landlord's Solicitors' reasonable costs incurred by reason of the foregoing including but without prejudice to the generality of the foregoing Sheriff's commission.

(3) If at such time as the Tenant has vacated the Premises after the determination of the Term either by effluxion of time or otherwise any property of the Tenant shall remain in or on the Premises and the Tenant shall fail to remove the same within twenty-eight days after being requested by the Landlord so to do by a Notice in that behalf addressed to the Tenant at its last known address or affixed to the entrance door to the Premises then and in such case the Landlord may as the agent of the Tenant (and the Landlord is hereby appointed by the Tenant to act in that behalf) sell such property and shall then hold the proceeds of sale after deducting the costs and expenses of removal storage and sale reasonably and properly incurred by it to the order of the Tenant PROVIDED THAT the Tenant will indemnify the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant and was liable to be dealt with as such pursuant to this sub-clause.

(4) If the Premises shall at any time during the Term be so damaged or destroyed by any of the Insured Risks as to be unfit for occupation and use then (unless the insurance money shall be wholly or partly irrecoverable by reason solely or in part of any act omission neglect or default by or on the part of the Tenant its servants agents or licensees or any sub-tenant its servants agents or licensees) the Rents or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the date when the Premises shall again be rendered fit for occupation and use or until the date three years from the date of such damage or destruction whichever date shall be the earlier and any dispute with reference to this proviso shall be referred to arbitration in accordance with the Arbitration Acts 1956 to 1980.

(5) In case the Premises or any part thereof shall be destroyed or become ruinous and uninhabitable or incapable of beneficial occupation or enjoyment by or from any of the Insured Risks the Tenant hereby absolutely waives and abandons its rights (if any) to surrender this Lease under the provisions of Section 40 of the Landlord & Tenant Law Amendment Act Ireland 1860 or otherwise.

(6) If during the Term the Premises shall be destroyed or so damaged by any of the insured Risks as to be substantially unfit for occupation and use

      (A) The Landlord may by not less than six months notice expiring at any time determine the Term and upon the expiry of such notice the Term shall determine without prejudice to any remedy of either party against the other in respect of any antecedent breach of covenant.

      (B) if the Term is determined under paragraph (A) of this sub-clause the Landlord shall be entitled to retain the Insurance monies received by the Landlord.

(7) Nothing herein shall be deemed to constitute any warranty by the Landlord that the Premises or any part thereof are under the Planning Acts authorised for use for any specific purpose.

(8) The Landlord shall not be responsible to the Tenant (save as and to the extent hereinbefore expressly provided) or its employees or visitors for any injury death damage destruction or financial or consequential loss whether to person property or goods sustained on or by reason of the condition of the Premises.

(9) Notwithstanding that the Premises forms portion of the lands which may be developed by the Landlord as an industrial estate in accordance with any plan and scheme of development the Landlord shall not be obliged to carry out or complete any plan or scheme of development or any other plan or scheme of development and accordingly may vary abandon or alter the same and make Leases Transfers and Conveyances of any part or parts of the said other lands free from any stipulations or conditions contained in any Lease or transfer of any other portion of the said land or any part thereof without regard to any such plan or scheme of development.

(10) The Tenant having complied with all covenants on its part and conditions in this Lease contained may determine this Lease on the 31st day of December 2006 having first given written notice to the Landlord of its intention so to determine on or before the 31st day of December 2005 and the Tenant shall pay all Rents and perform and observe all the covenants and conditions herein contained and on its part to be performed and observed up to the 31st day of December 2006 and shall further pay to the Landlord on or before the 31st day of December 2006 a sum equivalent to six months Principal Rent and shall further deliver to the Landlord on the 31st day of December 2006 a Deed of Surrender and Transfer under the seal of the Tenant together with the original of this Lease and the Tenant's Land Certificate (if issued) and stamp duty and registration fees associated with such surrender whereupon this Lease shall cease to exist and be void but without prejudice to any claim by either party against the other in respect of any antecedent breach of any covenant or condition herein contained.

(11) In addition to any other prescribed modes of service any notices requiring to be served on the Tenant hereunder shall be validly served if left addressed or sent by post to the Tenant (or if there shall be more than one of them to any one or more of them) at the Premises or at the last known address or addresses of the Tenant or Tenants or any of them in the Republic of Ireland and any notice required to be served on the Landlord shall be validly served if left at or posted to the registered office of the Landlord and any such notices may be served by the Landlord's servants or agents and may be served on the Tenant's servants or agents and all notices by post shall be deemed to be served from four days after posting.

(12) The Landlord hereby consents to the registration of this Lease as a burden on the Premises comprised in Folio 75165L of the Register County Dublin and to the registration of the rights granted to the Tenant specified in
      Part I of the Second Schedule as a burden on the said Folio AND THE Tenant hereby consents to the registration of the easements and rights excepted and reserved to the Landlord and others specified in Part II of the Second Schedule as a burden on the Tenant's new Folio when opened.

IT IS HEREBY CERTIFIED by the Tenant that it is the person becoming entitled to the entire beneficial interest hereby demised and that it is a qualified person within the meaning of Section 45 of the Land Act 1965 namely a person acquiring an interest in land which is situate in a non-municipal town specified in Part II of the First Schedule to the Local Government (Planning and Development) Act 1963 that is the Town of Tallaght.

IT IS HEREBY FURTHER CERTIFIED by the parties hereto that the transaction hereby effected does not form part of a larger transaction or of a series of transactions in respect of which the amount or value or the aggregate amount or value of the consideration other than rent exceeds (pound)1,000.

IT IS HEREBY FURTHER CERTIFIED by the parties hereto that this is an instrument to which the provisions of Section 112 of the Finance Act 1990 do not apply for the reason that the Premises hereby demised comprise a factory/warehouse building.

6. THE SURETY in consideration of this Lease having been granted at the request of the Surety covenants with the Landlord:

(1) That throughout the Term the Tenant will pay the Rents and all other sums or payments herein covenanted to be paid by the Tenant at the respective times and in manner herein appointed for the payment thereof and will also duly perform and observe all the Tenant's covenants herein (as well after as before any disclaimer of the Lease).

(2) That the Surety will pay and make good to the Landlord all losses costs and expenses sustained by the Landlord through the default of the Tenant in respect of any of the before mentioned matters PROVIDED ALWAYS that none of the Excepted Matters shall release or in any way lessen or affect the liability of the Surety under this guarantee.

In this Sub-clause "Excepted Matters" means:

(A) any neglect or forbearance of the Landlord in endeavouring to obtain payment of the Rents and payments as and when the same become due,

(B) any delay by the Landlord in taking any steps to enforce performance or observance by the Tenant of any of the Tenant's covenants,

(C)   any time which may be given by the Landlord to the Tenant,

(D) any variation in the terms of this Lease agreed between the Landlord and the Tenant from time to time,

(E) any refusal by the Landlord to accept rent tendered by or on behalf of the Tenant during a period in which the Landlord is entitled (or would after service of a Notice under Section 14 of the Conveyancing Act 1881 be entitled) to re-enter the Premises,

(F) the transfer of the reversion expectant upon the Term, of rent) as are reserved by and contained in the Lease and in such case the Surety shall execute and deliver to the Landlord a counterpart thereof and shall pay to the Landlord the costs thereof.

(4) The Surety agrees and declares that the terms of this Lease shall be governed by and construed for all purposes in accordance with the laws of the Republic of Ireland and the Surety hereby agrees to submit to the jurisdiction and competence of the Courts of the Republic of Ireland and hereby irrevocably appoints L.K. Shields & Partners Solicitors of 39/40, Upper Mount Street, Dublin 2 for the purposes of accepting service of proceedings on its behalf.

IN WITNESS whereof the parties hereto have caused their Common Seals to be affixed the day month and year first herein WRITTEN.

                               THE FIRST SCHEDULE

                                  The Premises

ALL THAT piece or parcel of land situate at Broomhill Road in the town and parish of Tallaght and County of Dublin with the buildings and erections thereon or on some part thereof which are edged red on the Plan No. 1 and form part of the premises comprised in Folio 75165L of the Register County Dublin excluding therefrom the Sub-Station Site on the ground floor of the said premises outlined and hatched in blue on Plan No. 1.

                               THE SECOND SCHEDULE

                                     PART I

                          Rights Granted to the Tenant

The right in common with the Landlord and all others entitled thereto to the free passage and running of gas electricity water and soil and other services through and along the Conducting Media built or placed in through over or under the adjoining property of the Landlord.

                               THE SECOND SCHEDULE

                                     PART II

                   Easements and Rights Excepted and Reserved
                                to the Landlord

1. The free and uninterrupted passage and running of gas water soil electricity telephone or other services to and from any adjoining or neighbouring premises through all Conducting Media which now are or may hereafter during the Term be in upon over under or passing through the Premises.

2. The right to enter upon the Premises at any time during the Term with or without contractors and others and all necessary equipment and materials for the purpose of inspecting repairing renewing or building on or into any party walls of adjoining or neighbouring premises or for the purpose of connecting up to any such Conducting Media or of inspecting laying renewing repairing cleansing maintaining replacing relaying or altering any such Conducting Media.

3. Full right and liberty for the Landlord and all other persons who shall now have or may hereafter be granted similar rights

      (1) to rebuild or alter or to build upon or use any adjoining or neighbouring premises now or hereafter belonging to the Landlord at any time or times and for any purpose whatever notwithstanding any interference with the access or enjoyment of light or air to or in respect of the Premises (which access or enjoyment of light and air whether to the existing or to any future windows or apertures or structures of any description for the time being of the Premises is hereby agreed to be enjoyed under the express consent of the Landlord who may interfere with such access or enjoyment in manner aforesaid without any formal revocation of such consent)

      (2) at all reasonable times to enter upon the Premises for the purpose of inspecting or executing repairs decorations or alterations to or upon any adjoining or neighbouring premises or repairing cleansing emptying or renewing any Conducting Media belonging to the same or constructing any building or erection on any adjoining or neighbouring premises all such works being carried out as expeditiously as possible.

4. All rights of light and air and all other easements or rights which may interfere with the full user of any adjoining or neighbouring premises now or hereafter belonging to the Landlord for building purposes and development generally.

5. All mines and minerals in or upon the Premises with full powers of working and taking the same.

6. Full right and liberty to erect ladders cradles or scaffolding against or before the external walls or windows of the Premises for the purpose of executing any repairs or decorations to any adjoining or neighbouring premises or for cleaning windows of any such premises.

7. Full right and liberty for the Electricity Supply Board to go pass and repass along over and upon the Avenue coloured yellow on Plan Number 1 annexed hereto from and to the Substation Site at all times of the day and night with or without vehicles.

8. The right of the Electricity Supply Board to lay relay maintain and keep in repair and to have access to any underground cables and other distribution lines leading to and from the Substation Site which are now or shall at any time be laid in under over or upon the Premises.

                               THE THIRD SCHEDULE

                            Review of Principal Rent

1.    In this Schedule:

      "Review Date"     means the last day of each period of five years
                        calculated from the commencement of the Term (and not from the date hereof if different) and the penultimate day of the last year of the Term and any other date that becomes a Review Date pursuant to paragraph 6

      "Market Rent"     means the best yearly rent at which the Premises might
                        be expected to be let:

                        (a)   without premium

                        (b)   by a willing lessor

                        (c)   to a willing lessee

                        (d)   in the open market

                        (e)   at the relevant Review Date

                        (f)   for a term equal to the Term

                        (g) at a rent which is subject to review at the same intervals and in the same manner as the Principal Rent under this Lease

                        (h) upon the same terms (other than the amount of Rent) as are contained in this Lease

                        (i)   with vacant possession

                        (j)   fully fitted out and serviced

                        (k)   ready for immediate occupation and use

                        (l)   for the use permitted by this Lease

                        (m)   assuming the Assumed Matters but

                        (n)   disregarding the Disregarded Matters

      "Assumed Matters" means the assumptions that:

                        (a) all the Tenant's covenants in the Lease have been complied with

                        (b) in case the Premises have been destroyed or damaged by any of the Insured Risks they have been completely rebuilt and reinstated

      "Disregarded
      Matters"          means:

                        (a) any goodwill attached to the Premises by reason of the carrying on thereat by the Tenant and/or any authorised subtenant of any business

                        (b) any effect on rent of any approved alteration or improvement to the Premises made by the Tenant and/or any authorised subtenant during the Term at the sole expense of the Tenant PROVIDED that the following works shall not be Disregarded Matters namely any works carried out pursuant to any obligation on the Tenant or any authorised subtenant to carry out such work and/or wholly or partially in consideration of or during a rent free period granted by the Landlord

                        (c) the fact that the Tenant or its predecessors in title or any subtenant or subtenants of the Tenant or its predecessors in title have been in occupation of the Premises or any part thereof

      "Chairman"        means the Chairman for the time being of the Society of
                        Chartered Surveyors in the Republic of Ireland or his duly appointed deputy

      "Surveyor"        means a surveyor agreed upon by the Landlord and the
                        Tenant or in default of agreement appointed by the Chairman

      "agree" or
      "agreed" means agree or agreed in writing between the Landlord and the Tenant

2. From each Review Date the Principal Rent shall be such as may at any time be agreed as the Principal Rent payable from that Review Date or (in default of such agreement) whichever is the greater of

      (a)   the Market Rent, or

      (b) the Principal Rent contractually payable immediately before that Review Date

3. If by a date three months before a Review Date the rent payable from that Review Date has not been agreed the Landlord and the Tenant may agree upon a person to act as the Surveyor who shall determine the Market Rent but in default of such agreement then the Landlord or the Tenant may at any time whether before or after the Review Date make application to the Chairman to appoint a Surveyor to determine the Market Rent and such application shall request that the surveyor to be appointed shall if practicable be a specialist in the letting of factory/warehouse premises in the area in which the Premises are situate.

4.    (1)   Unless the Landlord and the Tenant otherwise agree the Surveyor shall act as an expert and not as an arbitrator and unless the Surveyor shall otherwise direct the Landlord and the Tenant shall each be responsible for one half of his fees and if either shall pay the whole thereof he shall be entitled to recover one half thereof from the other

      (2) In deciding upon the manner in which the costs of the determination shall be borne the Surveyor may have regard to the contents of any notice served or offers made by either party to the other and the nature and content of any representations made to virtue of any Act a restriction upon the right of the Landlord to recover the Principal Rent otherwise payable then upon the ending removal or modification of such restriction the Landlord may at any time thereafter give to the Tenant not less than one month's written notice requiring an additional rent review upon a quarter day specified therein which quarter day shall for the purposes of this Schedule be a Review Date.

7. A memorandum of the Principal Rent ascertained from time to time in accordance with this Schedule shall be prepared by the Landlord in two parts one part to be signed (by the Tenant if an individual and otherwise on his behalf) and annexed to the Counterpart and the other part to be signed on behalf of the Landlord and annexed to the Lease.

8. Time shall not be of the essence in relation to any paragraph of this Schedule.

PRESENT when the Common Seal
of FRIENDS PROVIDENT LIFE
ASSURANCE COMPANY LIMITED
was affixed hereto:-

                                                            /s/ [ILLEGIBLE]

                                                            /s/ [ILLEGIBLE]

                                                            Authorised Officials


PRESENT when the Common Seal
of PRINTING RESOURCES LIMITED
was affixed hereto:-

                                                            /s/ [ILLEGIBLE]

C.M. Manz
38 Wentworth Close
Barnham
P022 0HS
Secretary

                                                            /s/ [ILLEGIBLE]


PRESENT when the Common Seal
of TINSLEY ROBOR PLC
was affixed hereto:-

                                                            /s/ [ILLEGIBLE]

C.M. Manz
38 Wentworth Close
Barnham
P022 0HS
Secretary

                                                            /s/ [ILLEGIBLE]


                                       51